Acquisitions	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions
ACQUISITION

On January 10, 2013, the Company acquired 100% of the outstanding common and preferred stock of Community Financial Corporation and its wholly owned subsidiary, Community Bank (collectively, "Community"). As a result of this acquisition, the Company acquired eight branches along the I-81 corridor in western Virginia and two branches in Virginia Beach, Virginia. At the time of closing, Community had total assets of $460 million, loans of $410 million, deposits of $380 million and shareholders' equity of $53 million. Community shareholders received 0.1753 shares of the Company's common stock for each share of the Community Financial Corporation stock, resulting in the issuance of approximately 767,000 shares of the Company's common stock valued at $27.8 million. The common stock value was based on the closing price of $36.23 for the Company's common stock on January 9, 2013. In conjunction with this acquisition, the Company repurchased $12.7 million of Community preferred stock previously issued to the U.S. Department of Treasury ("Treasury Department"). A related warrant issued by Community to the Treasury Department has been converted into a warrant to purchase 61,565 shares of the Company's common stock, with an exercise price of $30.80 per share and an expiration period of ten years, which was subsequently reduced to six years.

The purchase price of the acquisition has been allocated as follows (in thousands):

Date of acquisition:	January 10, 2013

Consideration:
Cash	$12,738
Common stock	27,783
Warrant issued	725
Total consideration	$41,246

Identifiable assets:
Cash and cash equivalents	$8,888
Investment securities	17,659
Loans	372,169
Bank owned life insurance	6,935
Premises and equipment	8,950
Deferred tax asset, net	15,228
Other assets	7,989
Total identifiable assets	437,818

Identifiable liabilities:
Deposits	383,070
Other liabilities	24,484
Total identifiable liabilities	407,554

Net identifiable assets	$30,264

Goodwill	$8,271
Core deposit intangible	2,711

Acquired Loans

The following table presents information regarding the purchased credit-impaired and noncredit-impaired loans acquired in conjunction with the acquisition (in thousands):

Acquired Credit-Impaired
Contractually required principal and interest	$55,983
Contractual cash flows not expected to be collected (non-accretable difference)	(19,758)
Expected cash flows	36,225
Interest component of expected cash flows (accretable difference)	(5,469)
Estimated fair value of purchased credit impaired loans acquired	$30,756

Acquired NonCredit-Impaired
Outstanding balance	$356,822
Less: fair value adjustment	(15,409)
Fair value of acquired noncredit-impaired loans	$341,413

Acquired Deposits

The fair values of non-time deposits approximated their carrying value at the acquisition date.  For time deposits, the fair values were estimated based on discounted cash flows, using interest rates that are currently being offered compared to the contractual interest rates.   Based on this analysis, management recorded a premium on time deposits acquired of $1.1 million, for the Community acquisition, which is being amortized over 5 years.

Core Deposit Intangible

The Company believes that the customer relationships with the deposits acquired have an intangible value.  In connection with the Community acquisition, the Company recorded a core deposit intangible asset of $2.7 million. The core deposit intangible asset represents the value that the acquiree had with their deposit customers.  The fair value was estimated based on a discounted cash flow methodology that considered type of deposit, deposit retention and the cost of the deposit base.   The core deposit intangible is being amortized over 10 years.

Goodwill

Under GAAP, management has up to twelve months following the date of the acquisition to finalize the fair values of acquired assets and liabilities.  The measurement period ends as soon as the Company receives information it was seeking about facts and circumstances that existed as of the acquisition date or learns more information is not obtainable.  Any subsequent adjustments to the fair value of the acquired assets and liabilities, intangible assets or other purchase accounting adjustments will result in adjustments to the goodwill recorded.  The measurement period is limited to one year from the acquisition date.  The goodwill recorded in conjunction with the Community acquisition is not expected to be deductible for tax purposes.

Merger Related Costs

During the year ended December 31, 2013 , the Company incurred $5.5 million of merger-related costs in connection with the Community acquisition. These costs were primarily for severance ($2.5 million), professional fees ($1.4 million) and data processing costs ($1.1 million).

During the year ended December 31, 2012 , the Company incurred $4.7 million of merger-related costs primarily in connection with the Virginia Savings acquisition. These costs were primarily for severance ($0.9 million), professional fees ($1.2 million) and data processing costs ($2.4 million).